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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Federal Realty Investment Trust's registration statement on Form S-8 dated June 27, 2001.




Vienna, Virginia                                   /s/ Arthur Andersen, LLP
June 27, 2001                                      ------------------------